Nasdaq: SEPN Pioneering a New Era of GPCR Drug Discovery March 2025 TD Cowen 45th Annual Health Care Conference Exhibit 99.1

Forward-Looking Statements This presentation contains express or implied forward‐looking statements of Septerna, Inc. (the “Company,” “we,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding our business strategy, plans, estimated milestones and objectives of management are forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding: the continued development and advancement of our oral small molecule GPCR-targeted programs; the initiation, timing, progress, and results of conducting our research and development programs (including our investigation into the underlying mechanism of the elevated unconjugated bilirubin observed for SEP-786) and our current and future preclinical studies and anticipated clinical trials (including the selection and advancement of our next-generation oral PTH1R agonist product candidate and projected initiation of the SEP-631 clinical trial), and the release of data related thereto; our ability to demonstrate, and the timing of, preclinical proof-of-concept in vivo and ex vivo for multiple programs; the potential of our proprietary Native Complex Platform™; the accuracy of our estimates regarding expenses and capital requirements, including our expected cash runway; the size and growth potential of the markets for our current and future product candidates and our ability to serve those markets; and our expectations regarding the implementation of our business model, and strategic plans for our business, product candidates, and technology. Such forward-looking statements reflect the current views of the Company and are subject to known and unknown risks and other factors, which are, in some cases, beyond the Company’s control. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in the section titled "Risk Factors" in our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) and in our subsequent filings with the SEC. Certain information in this presentation (including market data and statistical information) and statements made orally during this presentation are the good faith estimates of management and have been obtained from various sources (including third-party sources such as independent industry publications, governmental publications, and reports by market research firms), and we do not guarantee the accuracy or completeness of such information. No representations or warranties (expressed or implied) are made about the accuracy of such forward-looking statements, and there can be no assurance as to the reliability or correctness of such projections and actual results may vary materially from those projected. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Septerna: Pioneering a New Era of GPCR Drug Discovery with Oral Small Molecules Native Complex Platform™ designed to unlock the full potential of GPCR therapies Iterative structure-based drug design to rapidly optimize and validate programs in animal models Portfolio strategy to drive value creation Validated targets + early clinical readouts + multi-billion $ market opportunities Well-capitalized with planned operating runway into at least 2H 2027 GPCR = G protein-coupled receptor; Discovery Stage TSHR NAM: Potential first disease-modifying treatment for Graves’ disease and TED Incretin Receptor Agonists: Opportunities for single- and multi-incretin receptor agonists for metabolic diseases (e.g., obesity and T2D) Lead Programs PTH1R Agonists: Potential first-in-class oral small molecule for hypoparathyroidism; plan to select a next-generation candidate to accelerate toward clinical development later this year SEP-631 MRGPRX2 NAM: Pipeline-in-a-product opportunity for mast cell diseases (e.g., CSU); Phase 1 initiation expected in 2025 NAM = negative allosteric modulator; TED = thyroid eye disease; CSU = chronic spontaneous urticaria; T2D = Type 2 diabetes

GPCR Drug Discovery Success Has Been Highly Concentrated to a Small Fraction of GPCRs Historically productive target class, yet substantial untapped opportunity to expand the number of druggable GPCRs >70% of GPCR drugs target 6 small subfamilies of GPCRs ~1/3 of all FDA-approved drugs (~500 approved products) target GPCRs ~75% of potential GPCR targets remain undrugged Our focus: Unlocking difficult-to-drug GPCRs with our Native Complex Platform™

Proprietary Native Complex Platform™ Today’s GPCR Drug Discovery Challenge Several new small molecule drug discovery technologies have largely been inaccessible to GPCRs Inability to isolate fully functional GPCR proteins significantly limits use of modern discovery tools G protein Lipid Bilayer Ligand GPCR Native Complex Platform™: Industrialized Workflows to Unlock Difficult-to-Drug GPCRs Native Complexes Retain GPCR natural structure, function, and dynamics High-Resolution GPCR Structures Technologies to Screen Billions of Compounds Discovery of new leads with relevant modes of action Novel binding pockets and new insights into GPCR modulation Structure-Based Drug Design & Optimization <1 year from initiation of med chem to activity in animal models for each program to date

Native Complex Platform™ is a Highly Efficient Platform for GPCR Structure-based Drug Design New Small Molecule Ligand New Ligand-Bound GPCR Structure ~1-2 weeks Native Complex Cryo-EM Structure-Based Design Rapid Iterative Cycle Apo (no ligand) Agonist Positive Allosteric Modulator Antagonist Negative Allosteric Modulator GPCR A 4 8 12 16 20 B C D E F G # Structures 24 Native Complex High-Resolution GPCR Structures cryo-EM = cryogenic electron microscopy GPCR cryo-EM now achieving resolutions relevant for structure-based drug design Native Complex cryo-EM enables rapid and iterative lead optimization Applies to a broad range of lead candidate modes of action (e.g., agonists, antagonists, allosteric modulators)

Advancing a Deep Portfolio of Oral Small Molecule GPCR-Targeted Programs

Programs		Development Status		
Program / Target Mode of Action	Therapeutic Area Indications / US Patient Population	Discovery	IND-enabling	Phase 1
PTH1R Agonist	Endocrinology Hypoparathyroidism: ~70k			
SEP-631 (MRGPRX2) Negative Allosteric Modulator	Immunology and Inflammation CSU: ~1.5mm Other mast cell diseases			
TSHR Negative Allosteric Modulator	Endocrinology Graves' disease: ~2mm Thyroid eye disease: ~1mm			
GLP-1R, GIPR, GCGR Single- and Multi-Agonists	Metabolic Diseases Obesity and T2D: ~800mm (worldwide) Other metabolic diseases			

Other Therapeutic Areas of Interest / Focus:
Neurology, Women's Health, Cardiovascular Disease and Respiratory Disease

Note: Vertex acquired an undisclosed discovery-stage program in 2023 for $47.5M upfront

© 2025 SEPTERNA

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PTH1R Agonist Program Oral Small Molecule Targeting PTH1R for Hypoparathyroidism

Hypoparathyroidism: Significant Unmet Need for an Oral PTH Replacement

Hypoparathyroidism: Low PTH leads to low blood calcium

- ~70K patients in US; ~140K patients in EU

Challenging patient symptoms

- Muscle cramps, tingling, brain fog
- Life-threatening complications: cardiac arrhythmias, seizures

Inadequate standard-of-care

- Calcium supplements (high doses several times per day) and Vitamin D do not fully resolve symptoms, and lead to complications including calcifications and renal impairment

Injectable PTH therapies approved and in development

- Will require life-long injections

Our Strategy: Functionally replace PTH with oral small molecule PTH1R agonist to normalize serum calcium

PTH: Master Regulator of Blood Calcium



NORMAL PHYSIOLOGY
HYPOPARATHYROIDISM
Thyroid
Parathyroid glands
PTH
Parathyroid hormone (PTH) controls blood calcium levels
Active PTH1R in bone and kidney
Normocalcemia
Bone
Kidney
Intestine
Vit D
Release
Resorption
Absorption
Loss of Parathyroid Glands
PTH loss/decrease
Inactive PTH1R
Hypocalcemia
Bone
Kidney
Intestine
Release
Resorption
Absorption
Tingling
Brain fog
Muscle cramps
Kidney failure
Seizures
Cardiac arrhythmia

© 2025 SEPTERNA

PTH = Parathyroid Hormone

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Discontinuation of SEP-786 Development to Focus on Advancing Next-Generation Oral Small Molecule PTH1R Agonist Decision to discontinue SEP-786 Phase 1 SAD/MAD trial in healthy volunteers No Serious Adverse Events across all participants 2 unanticipated severe (Grade 3) events of elevated unconjugated bilirubin levels in MAD; believed to be SEP-786 off-target effect Both events were reversible and without liver injury (normal AST, ALT, GGT), cholestasis, or hemolysis No predicted risk of elevated bilirubin from all preclinical studies including 28-day GLP toxicology studies in rats and dogs Non-clinical studies underway to investigate underlying mechanism of observed effects Early signals of on-target pharmacology seen for SEP-786 prior to trial discontinuation Observed initial increases in serum calcium and decreases in endogenous PTH (as anticipated for healthy subjects) Favorable human PK profile consistent with preclinical predictions to support QD or BID dosing Well-positioned to quickly pivot to next-generation oral PTH1R agonist Native Complex discovery efforts identified multiple chemically diverse PTH1R agonists Multiple candidate-quality leads with chemical structures unrelated to SEP-786, activity in animal models, and excellent pharmaceutical properties

Native Complex Platform™ Identified Broad Portfolio of Chemically Distinct PTH1R Agonists

Native Complex Hit Identification

Multiple PTH1R agonists with distinct binding sites

Native Complex Structure-Based Design

Multiple PTH1R agonist series optimized in parallel

Optimization of Multiple Next-Generation Compounds

Multiple leads optimized toward development candidate selection



PTH1R
Rapid Iterative Structure-Based Drug Discovery

<1 year from initiation of medicinal chemistry to activity in an animal model

Next-Gen PTH1R Agonist Target Candidate Features

- Structurally unrelated to SEP-786
- Potent, selective, oral small molecule
- Normalizes serum calcium in preclinical animal models
- PK/PD projects full-day calcium control in hypoparathyroidism patients with QD or BID dosing
- Safe and well tolerated in preclinical toxicology studies

QD = once-daily dosing BID = twice-daily dosing PK = pharmacokinetics PD = pharmacodynamics

© 2025 SEPTERNA
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Potent, Selective Next-Generation PTH1R Agonists Normalize Serum Calcium and Phosphate in Hypoparathyroidism Animal Model Surgery to remove parathyroid glands Rat Decreased serum calcium (hypocalcemia) Oral small molecule PTH1R agonist Normalize serum calcium Rat surgical model of hypoparathyroidism PO = oral dosing QD = once daily dosing BID = twice daily dosing Example Next-Generation PTH1R Agonist: 28-day Dosing Sustained Normalization of Serum Ca2+ Levels Sustained Normalization of Serum Phosphate Levels Next-gen PTH1R agonist: activity at 0.15 mg/kg QD comparable to SEP-786 at 3 mg/kg BID

Multiple Next-Generation PTH1R Agonists with Distinct Chemical Structures and Favorable Pharmacokinetics Profiles Example Next-Generation PTH1R Agonist PK Profiles PK studies in mice, rats, dogs, and cynomolgus monkeys support predicted human PK for QD or BID dosing Next-Gen PTH1R Agonist #1 Next-Gen PTH1R Agonist #2 Parameter Mouse Rat Dog Cyno Mouse Rat Dog Cyno Oral Bioavailability (%F) 91 56 88 68 90 93 77 56 PO Half-life (hr) 7.8 17 24 14 7.2 14 39 17 SEP-786 Mouse Rat Dog Cyno 54 26-50 40-60 44 4.6 4-8 5-7 8.2 vs. Predicted Human PK PO Half-life 9-27 hours Predicted Human PK PO Half-life 43-87 hours Predicted Human PK PO Half-life 17-34 hours Observed Human PK (Ph 1) PO Half-life ~18 hours vs. Next-gen PTH1R agonists: human PK properties (e.g., oral bioavailability and half life) predicted to be superior to SEP-786 Plan to select a next-generation candidate to accelerate toward the clinic later this year

SEP-631: Oral Small Molecule MRGPRX2 NAM Targeting MRGPRX2 for Mast Cell Disorders, Including CSU

MRGPRX2: Emerging Target for Mast Cell-Driven Diseases

MRGPRX2

- Highly and uniquely expressed on mast cells
- Distinct from IgE / allergen pathway
- Multiple endogenous agonists

Mast Cell-Driven Diseases

- CSU, atopic dermatitis, allergic asthma, and others

CSU: Significant Unmet Need

- ~1.5 million patients in US
- Itchy, painful hives and angioedema
- Chronic symptoms can impact quality of life
- First-line treatment: antihistamines; 37% refractory
- Second-line treatment: anti-IgE (Xolair); 64% refractory

Our Strategy: MRGPRX2 NAM
Inhibit mast cell activation by selectively blocking MRGPRX2

MRGPRX2: ALTERNATIVE PATHWAY FOR MAST CELL ACTIVATION



IgE and allergen
Multiple endogenous peptide and protein activators
Substance P
Cortistatin-14
Somatostatin
PAMPs
PACAP
Defensins
others
Anti-IgE
FcεRI
MRGPRX2
Mast cell
Mast cell degranulation
Anti-Histamine
Histamine
Chemokines
Leukotrienes
Cytokines
Prostaglandins
Chymase
Tryptase
Itch (pruritus)
Hives (urticaria)
Inflammation (type 2 and neurogenic)
Plasma extravasation into tissues (angioedema)
Pain

© 2025 SEPTERNA NAM= Negative Allosteric Modulator
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SEP-631: Oral Small Molecule MRGPRX2 NAM Designed to Stop MRGPRX2-Mediated Mast Cell Degranulation

SEP-631: Selective MRGPRX2 NAM

- Potent oral small molecule
- Blocked activation of all endogenous MRGPRX2 activators
- Showed insurmountable NAM profile with long-lasting inhibition

Effective in Preclinical Models

- Prevented skin extravasation in human MRGPRX2 knock-in mouse
- Potently inhibited degranulation of primary human mast cells
- Demonstrated good PK properties and has been generally well tolerated in preclinical safety models to date



Knock-in Mouse
mMRGPRB2 KO
hMRGPRX2 KI
Treat with oral MRGPRX2 NAM (SEP-631) or vehicle
Administer Evans Blue dye
Intradermal skin challenge with Cortistatin-14 (MRGPRX2 agonist)
Measure extravasation of dye into skin
Extravasation
(no MRGPRX2 inhibition)
No extravasation
(MRGPRX2 inhibition)

SEP-631 Potently Inhibited Skin Extravasation in MRGPRX2 Knock-in Mouse Model



p < 0.05
Skin Evans Blue extravasation (fold over vehicle)
8
6
4
2
0
vehicle
0
3
SEP-631 (mg/kg, PO)

KO = gene knockout KI = gene knock-in

© 2025 SEPTERNA

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SEP-631: MRGPRX2 NAM with Potentially Differentiated Profile Key Criteria SEP-631 High Potency Demonstrated in multiple functional and binding assays Broad Inhibition Long residence time and insurmountable inhibition of multiple endogenous agonists Good Oral PK Excellent oral bioavailability; PK profile across species supports QD oral dosing projection in humans In vitro PD Activity in primary human skin mast cells In vivo PD Activity in hMRGPRX2 knock-in mice Favorable in vivo safety profile 14-day non-GLP studies in rat and dog showed a generally favorable tolerability profile IND-enabling studies ongoing to support advancement into Phase 1 clinical trial in 2025

TSHR NAM Program Oral Small Molecule Targeting TSHR for Graves’ Disease and TED

No Disease-Modifying Therapies for Graves' Disease and Thyroid Eye Disease (TED)

Graves' Disease & TED Pathophysiology:

- Autoantibodies activate TSHR in thyroid gland and in orbital fibroblasts behind the eyes

Graves' Disease

- >2M patients in US
- Standard-of-care: antithyroid drugs, radioactive iodine, thyroidectomy

TED

- Develops in ~50% of Graves' disease patients
- TEPEZZA® (anti-IGF-1R) decreases proptosis but requires multiple IV infusions; serious side effects (e.g., hearing loss)

Drug Discovery Challenge: Each Patient Has Unique Autoantibodies

- High-affinity, frequently polyclonal, high titer

Our Strategy: TSHR NAM
Oral disease-modifying treatment for all Graves' disease and TED patients



NORMAL PHYSIOLOGY
GRAVES' DISEASE
Normal TSHR
TSH
Normal thyroid function
Overactive TSHR
Graves' disease autoantibodies
Thyroid cells
Thyroid hormone
Orbital fibroblasts
Orbital fat
Graves' disease
Hyperthyroidism
anxiety, tremor, fatigue
Thyroid eye disease
Eye bulging, swelling, double vision

© 2025 SEPTERNA NAM= Negative Allosteric Modulator
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Oral Small Molecule TSHR NAMs Reversed Symptoms in Novel Graves' Disease Model

Selective TSHR NAMs

- Blocked activation of TSHR by patient-derived autoantibodies
- Demonstrate insurmountable profiles

Preclinical Leads Inhibited Diverse Patient Autoantibodies

- Fully inhibited several Graves' patient polyclonal serum samples in primary orbital fibroblasts

Reversed Graves' Animal Disease Model Effects

- Normalization of thyroid hormone T4
- Reduction in thyroid weight
- Reversal of proptosis



Mouse → TSHR Activating Antibody, 6 weeks → **↑ Thyroid Hormone Levels, ↑ Thyroid Size, ↑ Eye Proptosis (bulging)** → TSHR Activating Ab +TSHR NAM, 1 week → **Reversal of Thyroid and Eye Manifestations**


Plasma T4 Levels (pg/dL)
1500
1000
500
0
Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351


Thyroid Weight (g)
0.3
0.2
0.1
0.0
Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351


Isotype mAb control + Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351

mAb = monoclonal antibody

© 2025 SEPTERNA

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Incretin Receptor Agonist Programs Oral Small Molecule Single- and Multi-GLP-1R, GIPR, and GCGR Agonists for Metabolic Disorders, Including Obesity and Type 2 Diabetes

Next-Generation Oral Incretin Receptor Agonists

Incretin peptide therapeutics have been transformative treatments for obesity and diabetes

- Marketed GLP-1 and GLP-1/GIP products generated ~$36B in global sales in 2023
- Limitations: tolerability, injection administration, prolonged titration schemes

Our Strategy: Next-generation oral small molecule single- and multi-incretin receptor agonists that can be used as single medicines or in combination

---

Novel binding pocket identified with potential to develop both single- and multi-incretin receptor agonists

- Pocket has higher sequence similarity across GLP-1R, GIPR, GCGR than known binding sites occupied by clinical-stage GLP-1R small molecule agonists

Approximate % sequence similarity across GLP-1R, GIPR, GCGR


Septerna Binding Site
80 - 90%
vs.
Danuglipron & Orforglipron Sites
40 - 60%

© 2025 SEPTERNA

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Discovery of Oral Small Molecule Single- and Multi-Incretin Receptor Agonists Example: Selective mono-GIPR agonists demonstrated weight loss both alone and with additive activity in combination with a GLP-1 peptide Diet-induced obese (DIO) mouse model +/- semaglutide Identified Multiple Incretin Receptor Agonist Chemical Series Activity spans combinations of activities across GLP-1R, GIPR, and GCGR Optimizing Both Single- and Multi-Incretin Agonist Leads Focused on: Mono-GIPR agonists Dual-GIPR / GCGR agonists Triple-GLP-1R / GIPR / GCGR agonists

Building a World-Class GPCR-Focused Biotechnology Company

Proven Leaders in GPCR Drug Development and Company Building

Senior Leadership



Jeff Finer, MD PhD
CEO



Liz Bhatt, MS MBA
COO



Jae Kim, MD
CMO



Gil Labrucherie, CFA JD
CFO



Uwe Klein, PhD
SVP Biological Sciences



Dan Long, DPhil
SVP Drug Discovery



Samira Shaikhly
CPO

Board of Directors

- Jeff Finer, MD, PhD, CEO
- Jeff Tong, PhD, Third Rock Ventures
- Alan Ezekowitz, MD, DPhil, Third Rock Ventures
- Abe Bassan, Samsara BioCapital
- Jake Simson, PhD, RA Capital
- Bernard Coulie, MD, PhD, Independent Director
- Shalini Sharp, MBA, Independent Director

Academic Co-Founders

- Robert J. Lefkowitz, MD, Duke University Medical Center
- Arthur Christopoulos, PhD, Monash University
- Patrick Sexton, PhD, DSc, Monash University

Drug Discovery Advisory Board

- Ruth Wexler, PhD, formerly with BMS
- David Lacey, MD, formerly with Amgen
- John Lowe, PhD, formerly with Pfizer
- Craig Lindsley, PhD, Vanderbilt, formerly with Merck

© 2025 SEPTERNA

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Septerna: Pioneering a New Era of GPCR Drug Discovery Program / Target Mode of Action Therapeutic Area Indications Discovery IND-enabling Phase 1 PTH1R Agonist Endocrinology Hypoparathyroidism SEP-631 (MRGPRX2) Negative Allosteric Modulator Immunology and Inflammation CSU and other mast cells diseases TSHR Negative Allosteric Modulator Endocrinology Graves’ disease and TED GLP-1R, GIPR, GCGR Single- and Multi-Agonists Metabolic Diseases Obesity and T2D Wholly owned portfolio of oral small molecule GPCR-targeted programs Multi-product pipeline, each with multi-billion $ market opportunity Native Complex Platform™ drives rapid compound identification and portfolio expansion Well-capitalized with operating runway into at least 2H 2027

Pioneering a New Era of GPCR Drug Discovery